Exhibit 99.1

 MinimInvestor Presentation・April 2021

 Forward Looking Statements:This presentation contains forward-looking information relating to plans, expectations, and intentions from Zoom Telephonics, Inc. doing business as “Minim”. Actual results may be materially different from expectations as a result of known and unknown risks, including: the potential increase in tariffs on the Company's imports; potential difficulties and supply interruptions from moving the manufacturing of most of the Company’s products to Vietnam; potential changes in NAFTA; the potential need for additional funding which Minim may be unable to obtain; declining demand for certain of Minim’s products; delays, unanticipated costs, interruptions or other uncertainties associated with Minim’s production and shipping, including chip shortages; Minim’s reliance on several key outsourcing partners; uncertainty of key customers’ plans and orders; risks relating to product certifications; Minim’s dependence on key employees; uncertainty of new product development, including certification and overall project delays, budget overruns, and the risk that newly introduced products may contain undetected errors or defects or otherwise not perform as anticipated; costs and senior management distractions due to patent related matters; and other risks set forth in Minim’s filings with the Securities and Exchange Commission. Minim cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Minim expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in Minim’s expectations or any change in events, conditions or circumstance on which any such statement is based.  OTCMKTS: MINM  2

 3  We are on a mission to make every connected home safe and easy to use for life and work. We do this by delivering software-driven internet connectivity products with a global exclusive license to the Motorola brand.

The home internet market is massive. In 2020, the world broke 1 billion internet subscribers.


motorola
HELLO
SPEED.
Gigabit WiFi 6 up to 6,000 sqft.
Powerful app. Happy home.

- **$356 billion market** (9% CAGR to 2027) with tremendous room for growth as 50% of homes lack connectivity
- **Strong tech tailwinds** - 5G, satellite services & high-speed connectivity standards
- **Strong smart home tailwinds** – global growth in smart home tech, streaming services, gaming
- **Strong pandemic tailwinds** – Accelerated remote working, telemedicine, & education

©2021 Minim | Proprietary

4

       Investment highlights              1B connected homes and growing $356 billion market (9% CAGR) All need reliable and secure WiFiMinim makes every smart home safe and easy to use for life and workGlobally recognized Motorola brand license for home connectivity & security hardware productsWe deliver AI-driven cloud SaaS that secures and manages all your home devices: parental controls, ad block, data tracking, and more  Merger of Zoom Telephonics & Minim (Dec 2020)Recurring revenue model via SaaS distribution through 130+ ISPs & businesses & Amazon, Best Buy, Target, Walmart, Staples & moreExpanded revenue through higher ASP bundled software / hardware.Expanded profit margins through SaaS delivery and continued operational efficiencies.  #1 fastest-growing cable product brand in the U.S. in 2020Noteworthy 2020 net revenue of $48.0 million, +28% over 2019#1 brand in Amazon last month in cable products in the US (from #3)Global ISP customers: Africa, Europe, Canada, AsiaNew leadership former Dyn mgmt. with a successful exit to Oracle

Minim at a glance

minim

Key assets

Proven model & team

- Minim-Zoom merger resulted 2.5x growth in market cap[1]
- Former leaders of Dyn (ACQ: Oracle for $600M)
- Seasoned Board with deep industry experience

Wide GTM channels

- D2C: Amazon, Target, Best Buy, Microcenter, Walmart…
- B2B: 130+ ISPs, partnerships with Irdeto & Telarus

Motorola brand license

- Exclusive license for home networking & connected security
- #1 cable connectivity brand selling in Amazon US in Q1 2021

Quality hardware portfolio

- Highly rated modems, routers, MoCA devices
- Affordable WiFi 6 product family coming this year
- Quality manufacturing in Vietnam (tariff avoidance)

Advanced software platform

- High-margin SaaS revenue model
- Award-winning Minim app, competitive with Plume & Eero
- Proprietary 26-point fingerprinting technology
- Bundled license targets explosive subscriber growth

Key stats

- Market cap of $111M[2]
- MC/TTM Revenue of 2.3x. Comparables: Netgear (1.0x), Sierra Wireless (1.0x), Calix (4.7x), and Ubiquity (11.0x)[2]
- Gross profit margins are 28% (FY20), consistent with comparable companies – and growing.



[1] 9/25/2020 market capitalization of $46.1M; 4/1/2021 market capitalization of $115M
[2] Trailing 30-day average (4/12/21)

©2021 Minim | Proprietary

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minim

Management that executes

THE DYN (ACQ BY ORACLE) DUO

Jeremy Hitchcock
CHAIRMAN OF THE BOARD

Gray Chynoweth
CEO, BOARD DIRECTOR

Sandra Howe
BOARD DIRECTOR

Dan Artusi
BOARD DIRECTOR

David Aronoff
BOARD DIRECTOR

Josh Horowitz
BOARD DIRECTOR

Elizabeth Hitchcock
BOARD DIRECTOR

Philip Frank
BOARD DIRECTOR

Sean Doherty
CFO

Nicole Zheng
CMO

John Lauten
COO

Alec Rooney
CTO

Andy Piggott
SVP CUSTOMER

Jake Scarpaci
SVP PRODUCT

John D'Amato
SVP REVENUE

©2021 Minim | Proprietary

Our product strategy

Goals

Brand transformation
We rep the Minim brand, Motorola brand, and more

Apps you can love
Customer-led design. So simple it's automated

Fast, forward technology
AI-driven software-enabled products and the latest standards

Platform thinking
Value creation for retailers, partners, customers

©2021 Minim | Proprietary

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Products: Minim for homes

minim

- 63% WiFi enabled products in 2020 gross sales; 36% cable modem only in 2020 gross sales
- Room to grow: Majority of sales in retail & e-commerce with room to grow via ISP & SMB & WiFi categories
- Product launches exceeding expectations: Motorola MG8702 & Motorola MB8611 just launched in 10 channels
- ~20 product lines with widening software distribution: TP-Link, MikroTik, Zoom® ZM.1



Staples MICRO CENTER TARGET amazon Walmart BEST BUY newegg Money The New York Times Wirecutter CBR.com

©2021 Minim | Proprietary

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Products: Minim for business

minim

Minim's AI-driven cloud platform enables remote management and security of small networks.

ISPs: Lower support costs, boost ARPU

- ✓ $5-12 in ARPU with mobile app
- ✓ Decrease support costs up to 50%
- ✓ Higher CustSat & retention rates

SMBs: Reduce security risk, increase productivity

- ✓ WFH & small office network management
- ✓ Savings up to 10x vs. enterprise solutions
- ✓ Reduce IT burden with AI-driven mgmt.
- ✓ Malware block, firmware mgmt, device admit/deny, privacy controls


Security
On the lookout for
140,202 known threats
No active malware detected
No active intrusions detected
Katrina G K Ambrose
100
Internet Speed Test
Network Devices
MikroTik hAP ac2

MINIM FOR WORK >

MINIM FOR ISPS >

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©2021 Minim | Proprietary

The future & how we plan to win

minim

Landscape



Consumer driven
ISP driven
iOS approach closed system and/or complex SW integration
Android approach open standard, easy to integrate
G
eero
LINKSYS
NETGEAR
minim
motorola
AirTies
ARRIS
technicolor
SERCOMM
Plume

The Minim advantage

- **Open to partner.** Some competitors are tightly aligned with Tier 1 ISPs, competing with other ISPs. One is owned by a large e-comm platform that competes with retailers. Minim is an ecosystem player.
- **Able to compete.** By vertically integrating the ISP, edge, smart home, browser, and ad-based & commerce business models, some competitors are stronger privacy and antitrust regulatory targets.
- **Open to change.** Many competitors are fundamentally hardware-focused enterprises where SaaS business models and software investments face great friction.
- **Able to integrate.** Major player with 'open source' strategy has 10x requirements on hardware memory and displaces OEM software (commoditization). Others are walled gardens, not open platforms. Minim offers an additive, light-weight, open-source integration.
- **Customer-led R&D.** Minim has direct relationships with businesses, ISPs, and consumers for agile and modern product development leveraging our AI platform.

PARTNERSHIPS & ECOSYSTEM >

irdeto TELARUS Fiber Broadband WISPA Microsoft AIRBAND INITIATIVE prpl Wi-Fi

©2021 Minim | Proprietary

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Targeted growth in shareholder value

Goals

Profit margin expansion
Software revenue & higher ASP products

Sustainable growth
Increased capital access and investment in the business

Innovation
Investing in innovative R&D in hardware & software

Operational excellence
Optimized supply chain and risk management

©2021 Minim | Proprietary
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Revenue growth & margin expansion

minim

Revenue growth drivers

- Existing sales channel expansion: Amazon revenue grew 22% Q4/Q3 2020 & we continue to target growth here. Increasing & shifting marketing budget with retailers to online.
- New B2C sales channels: Added retailers Staples, B&H, Newegg, Barnes & Noble. Working on International.
- New B2B customers: Adding ISPs & SMBs globally through channel partners and inside sales.
- Introducing higher ASP products Motorola MG8702 is +69% price point from prior gen DOCSIS 3.0 product (no software).

Margin expansion drivers:

- Cost management: Shifting production away from China to avoid tariff expenses. Limiting use of air freight.
- Introducing higher margin, higher ASP products with software bundled in; Company targets 10-20% lift to ASPs for the software alone.



Revenue & Gross Margin Trends
(millions $)
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
35%
30%
25%
20%
15%
10%
5%
0%
25%
26%
21%
32%
33%
10.6
12.0
10.3
12.0
13.7
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Total Revenue
Gross Margin (%)

©2021 Minim | Proprietary

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Sustainable growth & innovation

minim

Our commitment to strategic capitalization

- Credit line expansion: In March 2021, Company increased credit line from $5M to $13M. New LOC with Silicon Valley Bank to fund increased production and sales & marketing.
- Exposure & expertise: Now advised by Hayden IR and working on NASDAQ uplist filing.

Our investments in innovation and scale

- Hardware innovation: Led first to market with CableLabs Low Latency Device stamp; exciting new product design underway
- Software innovation: Industry-leading mobile app functionality. Brought firmware talent in-house for agility and quality. From 17% software engineering → 74% post-merger.
- S&M transformation: Built talented omnichannel sales & marketing teams for efficient budget ROI and stellar sales growth.



MINM Market Cap Growth
$millions
140
120
100
80
60
40
20
-
240% multiple Y/Y
38
34.30
48
115.00
FY 2019
FY 2020
Revenue
Market Cap (as of 4/1)

MINM (ZMTP pre 12/4/20) is now valued at 2.4X TTM revenue

©2021 Minim | Proprietary

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 We have lots of room to grow  Software Driven Model  Legacy Hardware Model    2020Q2 pre merger  2021 Target  Future Target  MC / TTM Revenue   1x  2.5x  8x  8x  4x  11x  1.0x  1.8x  0.4x  SDM average: 8.7x   LHM average: 1.4x   15  Plume: Estimation; calculated revenue at 22M subs & $0.75/mo. per sub   Minim: Assumes a discount to the 8.7x average for SDM

Targeting operational excellence

minim

- Cost management & supply chain resiliency: Tariff avoidance by shifting production facility from China to Vietnam. Building supplier channel diversity to both drive cost efficiencies and to hedge against widespread chip shortages

- Digital transformation: Improved processes and wider use of software platforms to improve efficiency; Zendesk has reduced our customer service wait times by 6x.

- Data-driven leadership: New investment in market intelligence, customer support data, customer review data, and performance KPI tracking for effective decision making from the top down.

- Culture curation: New DEI and culture focus, fostering inclusivity, transparency, connection, empowerment, collaboration, and accountability— Aligning employee motivations & rewards to delivering great outcomes to customers, shareholders, and the company.

©2021 Minim | Proprietary

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17  Balance Sheet Strengths  12/31/20 Balance Sheet Highlights:Strong A/R growth: 126% Y/Y growthStrategic inventory build 122% Y/Y to support current and expected demand, and to hedge against potential chipset shortages Healthy capital access: Ending cash balance of $1.6M + $13M LOC closed with Silicon Valley Bank in March 2021SVB LOC allows the Company to leverage more A/R than previous LOC and domestically stored inventory; both will fund continued growth in 2021 and the need for more inventory.

 Questions welcome  Zoom Telephonics, dba Minim® (OTCQB: MINM), is the creator of innovative internet access products that dependably connect people to the information they need and the people they love. Headquartered in Manchester, NH, the company delivers smart software-driven communications products under the globally recognized Motorola® brand. Minim end users benefit from a personalized and secure WiFi experience, leading to happy and safe homes where things just work.

 Appendix  19

 Cisco Meraki  Juniper Mist  Aruba  Fortinet  Based on competitive offering research as of May 2020    Auto assisted home WiFi  ✔  ✘  ✘  ✘  ✘  Simple deployment  ✔  ✘  ✘  ✘  ✘  Integrated home policies  ✔  ✘  ✘  ✘  ✘  Next gen IoT firewall  ✔  Requires Advanced Security License  ✘  ✘  ✔  Auto assisted centralized management  ✔  ✘  ✔  ✔  ✔  Right-sized solution  ✔  ✘  ✘  ✘  ✘    20